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                          AUGI REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of January 3, 1996 by and between American United Global, Inc., a Delaware corporation ("AUGI" or the "COMPANY"), and the undersigned (each of the undersigned other than AUGI is sometimes hereinafter referred to as a "HOLDER"; the undersigned other than eXodus are sometimes hereinafter collectively referred to as the "HOLDERS").

       Reference is made to those certain Subscription Agreements of even date herewith by and among AUGI and its subsidiary, eXodus Technologies, Inc. ("EXODUS"), on the one hand, and each of the Holders, on the other hand (each such Subscription Agreement is sometimes hereinafter referred to as a "SUBSCRIPTION AGREEMENT"; and all such Subscription Agreements are sometimes hereinafter referred to collectively as the "SUBSCRIPTION AGREEMENTS").
Pursuant to SECTIONS 3(P) and 3(Q) of each Subscription Agreement, AUGI has certain obligations with regard to registration of "AUGI CONVERSION COMMON SHARES" issuable on conversion of the "PREFERRED SHARES" and the "AUGI WARRANT SHARES" issuable upon exercise of the "AUGI WARRANTS" (as such terms are defined in the aforesaid Subscription Agreements) for resale by the holders pursuant to the "SECURITIES ACT" (as such term is hereinafter defined) and applicable State "blue sky" laws, and to use its best efforts to cause the aforesaid registration under the Securities Act to be declared effective by the "COMMISSION" (as such term is hereinafter defined). The AUGI Conversion Common Shares and the AUGI Warrant Shares are sometimes hereinafter referred to as "REGISTRABLE SECURITIES". Each undersigned Holder agrees to furnish customary cooperation to AUGI in the performance of its registration obligations, subject to the following terms and conditions:

       1.   DEFINITIONS.

       "AFFILIATE" of any specified "Person" (as such term is hereinafter defined) means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

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       "AGREEMENT" has the meaning assigned to that term in the preamble to this Agreement.

       "AUGI" has the meaning assigned to that term in the preamble to this Agreement.

       "AUGI CONVERSION COMMON SHARES" has the meaning assigned to that term by reference in the preamble to this Agreement.

       "AUGI REGISTRATION" has the meaning assigned to that term in SECTION 2(A) of this Agreement.

       "AUGI WARRANTS" has the meaning assigned to that term by reference in the preamble to this Agreement.

       "AUGI WARRANT SHARES" has the meaning assigned to that term by reference in the preamble to this Agreement.

       "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, Borough of Manhattan are not required to be open.

       "COMMISSION" has the meaning assigned to that term in SECTION 2(C) of this Agreement.

       "COMPANY" has the meaning assigned to that term in the preamble to this Agreement.

       "EXCHANGE ACT" has the meaning assigned to that term in SECTION 2(D) of this Agreement.

       "EXODUS" has the meaning assigned to that term in the preamble to this Agreement.

       "HOLDER" or "HOLDERS" have the meanings assigned to those terms in the preamble to this Agreement.

       "INSPECTORS" has the meaning assigned to such term in SECTION 2(C)(IX) of this Agreement.

       "MAJORITY IN INTEREST" means a majority in interest of the Holders, as determined by reference to their respective proportions of the aggregate number of Registrable Securities issued to such Holders pursuant to the terms and conditions of the Subscription Agreements and still held of record by such Holders at the time of any such determination.

       "PERSON" means any corporation, individual, joint-stock company, limited liability company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof,

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trust, municipality or other entity.

       "PREFERRED SHARES" has the meaning assigned to that term by reference in the preamble to this Agreement.

       "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation:
(i) all Commission, stock exchange, or National Association of Securities Dealers, Inc. registration and filings fees, (ii) all fees and expenses incurred by the Company in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of any of the Registrable Securities), (iii) all expenses of the Company pursuant to this Agreement in preparing or assisting in preparing, word processing, printing and distributing the registration statement relating to any of the Registrable Securities, any underwriting agreements and other documents to effect the registration of the Registrable Securities pursuant to this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to
SECTION 2(C)(VII) hereof, (v) all rating agency fees, if any, (vi) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) any fees and disbursements of any underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the underwriters in connection with the registration statement relating to any of the Registrable Securities; BUT "Registration Expenses does NOT include (i) any underwriting discounts and commissions and transfer taxes, if any, or (ii) the fees and disbursements of counsel to, and accountants or other professionals retained by, any Holder.

       "REGISTRABLE SECURITIES" has the meaning assigned to that term in the preamble to this Agreement.

       "SECURITIES ACT" has the meaning assigned to that term in SECTION 2 of this Agreement.

       "SHARES" means any securities of the Company and securities convertible into, exchangeable for, or exercisable to acquire securities of the Company.

       "SUBSCRIPTION AGREEMENT" has the meaning assigned to that term in the preamble to this Agreement.

       2. REGISTRATION RIGHTS.

                             - Page 3 -AUGI Reg. Rts Agt.

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       Pursuant to SECTIONS 3(P) and 3(Q) of each Subscription Agreement, AUGI has certain obligations with regard to registration of AUGI Conversion Common Shares issuable on conversion of the Preferred Shares and the AUGI Warrant Shares issuable upon exercise of the AUGI Warrants (as such terms are defined in the aforesaid Subscription Agreements) for resale by the Holders on a continuous basis pursuant to Rule 415 pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable State "blue sky" laws, and to use its best efforts to cause the aforesaid registration under the Securities Act to be declared effective by the Commission. Each undersigned Holder shall be entitled to have such Holder's Registrable Securities included in such registration statement on the terms and conditions of the aforesaid SECTIONS 3(P) and 3(Q) provided that such Holder furnishes customary cooperation to AUGI in the performance of its registration obligations on the following terms and conditions.

       (a) EXPENSES. The Company shall pay all Registration Expenses in connection with such registration of Registrable Securities pursuant to the aforesaid SECTIONS 3(P) and 3(Q) (the "AUGI REGISTRATION"). However, each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the AUGI Registration, and the fees and disbursements of counsel to, and accountants or other professionals, retained by, such Holder.

       (b) INCLUSION OF SECURITIES BY THE COMPANY. The Company may include shares of its securities for its own account in the AUGI Registration.

       (c) REGISTRATION PROCEDURES. In connection with the AUGI Registration, the Company shall use its best efforts to do the following:

            (i) Prepare and file with the Securities and Exchange Commission (the "COMMISSION"), in accordance with the provisions of SECTIONS 3(P) and 3(Q) of the Subscription Agreements, a registration statement on Form S-3 or, if such Form is not then available to the Company for this purpose, any other Form for which Company then qualifies or which counsel for Company shall deem appropriate, and which Form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as provided in SECTIONS 3(P) and 3(Q) of the Subscription Agreements, PROVIDED that the Company will notify the Holders whose Registrable Securities are included in such AUGI Registration of any stop order issued or threatened by the Commission and

                             - Page 4 -AUGI Reg. Rts Agt.

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take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            (ii) Prepare and file with the Commission such amendments and supplements to such AUGI Registration and the prospectus used in connection therewith as may be necessary to keep such AUGI Registration effective for the period specified in SECTIONS 3(P) and 3(Q) of the Subscription Agreements or such shorter period that will terminate when all Registrable Securities covered by such AUGI Registration statement have been sold (but not before the expiration of the time periods referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the AUGI Registration during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the AUGI Registration.

            (iii) Furnish to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such AUGI Registration, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such AUGI Registration (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

            (iv) Use its best efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as each Holder including Registrable Securities in such AUGI Registration, and each underwriter, if any, of Registrable Securities covered by such AUGI Registration reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable each such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; PROVIDED that Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation or regulation of its business in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

            (v) Use its best efforts to cause the Registrable Securities covered by such AUGI Registration to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each such Holder to

                             - Page 5 -AUGI Reg. Rts Agt.

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consummate the disposition of such Registrable Securities.

            (vi) Immediately notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event that comes to the Company's attention if as a result of such event the prospectus included in the AUGI Registration contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will promptly prepare and furnish to each such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (vii)  Use its best efforts to cause all such Registrable
Securities to be listed on a national securities exchange in the United States or NASDAQ and on each securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by the AUGI Registration no later than the effective date of the AUGI Registration.

            (viii) Enter into such customary agreements (including an underwriting agreement or qualified independent underwriting agreement, in each case, in customary form) and take all such other actions as the Majority in Interest whose Registrable Securities are included in the AUGI Registration or the underwriters retained by such Majority in Interest, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements.

            (ix) Make available for inspection, by each such Holder, any underwriter participating in any disposition pursuant to the AUGI Registration, and the attorney, accountant or other agent retained by the Majority in Interest or any such underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees, and those of the Company's affiliates, if any, to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with the AUGI Registration; PROVIDED, that all such

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inspection, due diligence, and responses shall be undertaken during normal business hours of the Company, without material disruption of the conduct of the Company's business, and subject to customary confidentiality agreements.

            (x) Use its best efforts to obtain a "cold comfort" letter from the Company's appointed auditors in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Majority in Interest reasonably requests.

            (xi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to each Holder whose Registrable Securities are included in the AUGI Registration, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities
Act) which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

       It shall be a condition precedent to the obligation of the Company to take any action with respect to any Registrable Securities of any Holder that such Holder thereof shall furnish to the Company such information regarding such Holder, the Registrable Securities and any other Shares held by such Holder and the intended method of disposition of the Registrable Securities held by such Holder as the Company shall reasonably request and as shall be required in connection with the action taken by the Company; and, furthermore, that each such Holder shall utilize such Holder's best efforts to facilitate the completion and effectiveness of the AUGI Registration including, without limitation, furnishing customary information (for inclusion in the AUGI Registration and for due diligence purposes in connection therewith), undertakings, and agreements in connection therewith and not materially inconsistent with the other provisions of this Agreement.

       Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 2(C)(VI) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 2(C)(VI) hereof, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company

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shall give any such notice, the period mentioned in SECTION 2(C)(II) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to SECTION 2(C)(VI) hereof to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by SECTION 2(C)(VI) hereof.

       (d)  INDEMNIFICATION.

              (i) INDEMNIFICATION BY COMPANY. In connection with the AUGI Registration pursuant to this Agreement and SECTIONS 3(P) and 3(Q) of the Subscription Agreements, the Company will indemnify and hold harmless, to the full extent permitted by law, each Holder whose Registrable Securities are included in the AUGI Registration, its directors and officers, general partners, limited partners and managing directors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls, is controlled by or is under common control with any such Holder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling Persons, partners and managing directors, counsel, and accountants of any of the foregoing) against any and all losses, claims, damages or liabilities, joint or several, and expenses (including (a) reasonable fees and expenses of attorneys incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding and
(b) any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which any such Holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling Person, counsel or accountants may become subject under the Securities Act, United States state securities "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the AUGI Registration under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of any United States federal, state or common law rule or regulation applicable to Company and relating to action required of or inaction by Company in connection with the AUGI Registration; PROVIDED, HOWEVER, that Company shall not be liable in any such case to the extent that any such loss, claim, damage,

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liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such AUGI Registration or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by any Holder in its capacity as a shareholder in the Company or any such director, officer, general or limited partner, managing director, underwriter or controlling Person or their respective counsel or accountants specifically stating that it is for use in the preparation thereof; and, PROVIDED, FURTHER, that the Company shall not be liable to any Holder, any Person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, or their respective counsel or accountants pursuant to this SECTION 2(D)(I) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such Holder, underwriter or controlling or other Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling Person or their respective counsel or accountants and shall survive the transfer of such securities by such Holder.

              (ii) INDEMNIFICATION BY HOLDER AND UNDERWRITERS. The Company will require, as a condition to including any Holder's Registrable Securities in the AUGI Registration, that the Company shall have received an undertaking reasonably satisfactory to it from each Holder or any underwriter of Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in PARAGRAPH (I) above) the Company and its directors, officers, controlling Persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons and the counsel and accountants of each of the foregoing with respect to any statement or alleged statement in or omission or alleged omission from such AUGI

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Registration, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Holder or underwriter furnished to the Company or its representatives through an instrument duly executed by or on behalf of any such Holder or any underwriter specifically stating that it is for use in the preparation of such AUGI Registration, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Holder, any underwriters or any of their respective directors, officers, general or limited partners, managing directors or controlling Persons or their respective counsel or accountants and shall survive the transfer of such securities by any Holder, PROVIDED, HOWEVER, that no Holder shall be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such AUGI Registration or prospectus by such Holder.

              (iii) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this SECTION 2(D), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action, PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this SECTION 2(D), except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption

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of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

              (iv) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subsections of this SECTION 2(D) (with appropriate modifications) shall be given by the Company and each Holder whose Registrable Securities are included pursuant to this Agreement in the AUGI Registration under the Securities Act, to the full extent permitted by applicable law, with respect to any concurrent required registration or other qualification of securities under any United States federal or state law or regulation or governmental authority other than the Securities Act.

              (v) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this SECTION 2(D) is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, and each Holder and the underwriters of Registrable Securities included in the applicable registration shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, each such Holder and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the prospectus bears to the public offering price appearing thereon and the Company and each such Holder are responsible for the balance; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any

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Person who was not guilty of such fraudulent misrepresentation.  As between the
Company and each Holder, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect
(A) the relative benefits received by the Company, on the one hand, and each such Holder on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (B) the relative fault of the Company, on the one hand, and each such Holder on the other, with respect to the statements or omissions that resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
SECTION 2(D) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the Holders agree that any contribution required to be made by any Holder pursuant to this SECTION 2(D) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by the applicable Holder with respect to such offering. For purposes of this
SECTION 2(D), each Person, if any, who controls any Holder or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder or such underwriter, and each director of the Company, each officer of the Company who signed the AUGI Registration, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

       (d) RULE 144. The Company agrees that it will file in a timely manner all reports required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and, if at any time Company is not required to file such reports, it will make available to the public, to the extent required to permit the sale of Registrable Shares by each Holder pursuant to Rule 144, current information about itself and its activities as contemplated by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its

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duty to file reports with respect to any class of its securities pursuant to
Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

       3.  MISCELLANEOUS.

       (a) REMEDIES. Each party to this Agreement, in addition to being entitled to exercise all rights provided herein, in the applicable Subscription Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to seek specific performance of its rights under this Agreement.

       (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is materially inconsistent with the rights granted to any Holder in this Agreement or otherwise materially conflicts with the provisions hereof. The rights granted to each Holder hereunder do not materially conflict with and are not materially inconsistent with the rights granted to the holders of Company's securities under any agreement in effect on the date hereof.

       (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the party against which the same is sought to be enforced has obtained the written consent of each of the other parties hereto.

       (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to any Holder, at the address set forth beneath such Holder's name on the signature pages hereof;

                            - Page 13 -AUGI Reg. Rts Agt.

       (ii) if to Company, c/o:

       American United Global, Inc.
       11130 NE 33rd Place, Suite 250
       Bellevue, Washington  98004

       Attention:  Robert M. Rubin
                  President

       Telecopy No.:  206-803-5438

       with a copy to:

       Greenberg, Traurig, Hoffman,
            Lipoff, Rosen & Quentel
       153 East 53rd Street
       New York, New York  10022

       Attention:  Stephen A. Weiss, Esq.
                  Andrew J. Cosentino, Esq.

       Telecopy No.:  212-223-7161

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the U.S. Mail, First Class postage prepaid, if mailed; when answered back, if telexed; when receipt properly acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder unless and to the extent such successor or assign acquired Registrable Securities from a Holder other than through the AUGI Registration.

       (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimiles of counterpart pages shall be deemed to be originals.

       (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            - Page 14 -AUGI Reg. Rts Agt.

       (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

       (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

       (j) ENTIRE AGREEMENT. This Agreement together with the Subscription Agreements (and the exhibits thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       AMERICAN UNITED GLOBAL, INC.



                                       By: /s/ Robert M. Rubin
                                          -------------------------------------
                                       Name:  Robert M. Rubin

                                       Title: President

                            - Page 15 -AUGI Reg. Rts Agt.

                                       THE HOLDERS:


                                       GOODLAND INTERNATIONAL INVESTMENT LTD.



                                       By: /s/ Christiane Bosson
                                          -----------------------------
                                       Title: VP
                                             --------------------------
                                       Tax I.D. # NONE
                                                  ---------------------

                                       Address:  c/o Corner House
                                                 20 Parliament Street
                                                 Hamilton HM12 Bermuda
                                                 Attention:  Mr. Geoff Tirman

                                       No. of Preferred Shares:

                                       140,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       122,500
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $3,501,225.00
                                       ------------------------



                            - Page 16 -AUGI Reg. Rts Agt.

                                       WEYBURN OVERSEAS LTD.



                                       By: /s/ Christiane Bosson
                                          -----------------------------
                                       Title:       VP
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Corner House
                                                 20 Parliament Street
                                                 Hamilton HM12 Bermuda
                                                 Attention:  Mr. Geoff Tirman

                                       No. of Preferred Shares:

                                       60,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       52,500
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $1,500,525.00
                                       ------------------------

                            - Page 17 -AUGI Reg. Rts Agt.

                                       PORTER PARTNERS LP



                                       By: /s/
                                          -----------------------------
                                       Title: General Managing Partner
                                             --------------------------
                                       Tax I.D. #:  94-3152540
                                                    -------------------
                                       Address:  100 Shoreline
                                                 Suite 211B
                                                 Mill Valley, CA.  94941
                                                 Attn:  Mr. Jeff Porter

                                       No. of Preferred Shares:

                                       26,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       22,750
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $650,210.00
                                       ------------------------

                            - Page 18 -AUGI Reg. Rts Agt.

                                       EDJ LIMITED



                                       By: /s/ Patricia N. Sandford
                                          -----------------------------
                                       Title: President
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Deltec Panamerica
                                                  Trust Co.
                                                 Deltec House
                                                 Lyford Cay
                                                 Box N-3229
                                                 Nassau, Bahamas
                                                 Attn:  Ms. Patricia Sandford

                                       No. of Preferred Shares:

                                       6,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       5,250
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $150,052.50
                                       ------------------------

                            - Page 19 -AUGI Reg. Rts Agt.

                                       KODIAK CAPITAL, L.P.



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Chairman/G.P.
                                             --------------------------
                                       Tax I.D. #:  95-4396374
                                                    -------------------
                                       Address:  100 Wilshire Boulevard
                                                 15th Floor
                                                 Santa Monica, California 90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       15,360
                                       ------------------------

                                       No. of AUGI Warrants:

                                       13,440
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $384,134.40
                                       ------------------------

                            - Page 20 -AUGI Reg. Rts Agt.

                                       KODIAK INTERNATIONAL LTD.



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Inv. Advisor
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Kernco Trust
                                                 2 Rue Jargonnant
                                                 P.O. Box 6432
                                                 1211 Geneva 6, Switzerland

                                       Address for Notice:

                                                 100 Wilshire Boulevard
                                                 15th Floor
                                                 Santa Monica, California 90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       26,880
                                       ------------------------

                                       No. of AUGI Warrants:

                                       23,250
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $672,235.20
                                       ------------------------

                            - Page 21 -AUGI Reg. Rts Agt.

                                       KODIAK OPPORTUNITY LP



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Chairman/G.P.
                                             --------------------------
                                       Tax I.D. #:  95-4596249
                                                    -------------------
                                       Address:  100 Wilshire Boulevard
                                                 15th Floor
                                            Santa Monica, California  90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       3,840
                                       ------------------------

                                       No. of AUGI Warrants:

                                       3,360
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $96,033.60
                                       ------------------------

                            - Page 22 -AUGI Reg. Rts Agt.

                                      KODIAK OPPORTUNITY OFFSHORE LIMITED



                                      By: /s/ Lee E. Mikles
                                         -----------------------------
                                      Title: Inv. Advisor
                                            --------------------------
                                      Tax I.D. #:  NONE
                                                   -------------------
                                      Address:  c/o Citco Fund Services
                                                Corporate Centre
                                                West Bay Road
                                                P.O.B. 31106, SMB
                                                Grand Cayman, Cayman Islands BWI
                                                Attn:  Mr. Patrick Agemian

                                      No. of Preferred Shares:

                                      1,920
                                      ------------------------

                                      No. of AUGI Warrants:

                                      1,680
                                      ------------------------

                                      Aggregate Purchase Price
                                      for Preferred Shares
                                      and AUGI Warrants:

                                      $48,016.80
                                      ------------------------

                            - Page 23 -AUGI Reg. Rts Agt.

                                       THE GALILEO FUND, L.P.



                                       By: /s/ DDJ Galileo, LLC, its General
Partner
                                          -----------------------------
                                       Title:       Member
                                             --------------------------
                                       Tax I.D. #:  04-3258283
                                                    -------------------
                                       Address:  141 Linden Street, S-4
                                                 Wellesley, MA  02181

                                       Address for Delivery of Certificates:

                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC DDJ Galileo Fund, L.P.

                                       No. of Preferred Shares:

                                       112,800
                                       ------------------------
                                       No. of AUGI Warrants:

                                       98,700
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $2,820,987.00
                                       ------------------------

                            - Page 24 -AUGI Reg. Rts Agt.

                                       KEPLER OVERSEAS CORP.


                                       By: /s/
                                          -----------------------------
                                       Title: Member
                                             --------------------------
                                       Tax I.D. #:  N/A
                                                    -------------------
                                       Address:  Kepler Overseas Corp.
                                                 c/o Goldman Sachs (Cayman)
                                                 Harbor Center, 2nd Fl.
                                                 George Town
                                                 Post Offfice Box 896
                                                 Grand Cayman Islands

                                       Address for Delivery of Certificates:
                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC Kepler Overseas Corp.

                                       No. of Preferred Shares:

                                       3,600
                                       ------------------------
                                       No. of AUGI Warrants:

                                       3,150
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:
                                       $90,031.50
                                       ------------------------

                            - Page 25 -AUGI Reg. Rts Agt.

                                       CROCODILE I, LLC


                                       By: /s/
                                          -----------------------------
                                       Title: Member
                                             --------------------------
                                       Tax I.D. #:  N/A
                                                    -------------------
                                       Address:  Crocodile I, LLC
                                                 c/o DDJ Capital Management, LLC
                                                 141 Linden Street, S-4
                                                 Wellesley, MA  02181

                                       Address for Delivery of Certificates:
                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC Crocodile I, LLC

                                       No. of Preferred Shares:

                                       3,600
                                       ------------------------
                                       No. of AUGI Warrants:

                                       3,150
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $90,031.50
                                       ------------------------

                            - Page 26 -AUGI Reg. Rts Agt.